[SHIP]
                            [THE VANGUARD GROUP LOGO]


                      VANGUARD(R) INTERNATIONAL GROWTH FUND
              SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 18, 2002

VANGUARD INTERNATIONAL GROWTH FUND TAKES ON A SECOND INVESTMENT ADVISER Effective February 6, 2003, Baillie Gifford Overseas Ltd ("Baillie Gifford"), a wholly-owned subsidiary of Baillie Gifford & Co., will begin managing a portion of Vanguard International Growth Fund's assets, bringing the Fund's number of advisers to two. Baillie Gifford & Co.'s assets under management totaled approximately $30 billion as of December 31, 2002. Baillie Gifford and the Fund's continuing investment adviser, Schroder Investment Management North America Inc., each will independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees will decide the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.

INVESTMENT OBJECTIVE, PRIMARY INVESTMENT STRATEGIES, AND PRIMARY RISKS
The Fund's investment objective, primary investment strategies, and primary risks will not change.

SECURITY SELECTION
Baillie Gifford will use active management methods, which means the adviser buys and sells securities based on its judgments about the financial prospects of companies, the price of the securities, and the stock market and economy in general.

Baillie Gifford has an investment philosophy of making long-term investments in well-researched and well-managed quality businesses that enjoy sustainable, competitive advantages in their marketplaces. Baillie Gifford uses a fundamental approach to identify quality growth companies. The firm considers sustainable earnings and free cash flow growth to be critical factors in evaluating a company's prospects.

Companies are screened first for quality and then for value. Baillie Gifford looks for companies with attractive industry backgrounds, strong competitive positions within those industries, high quality earnings, and a positive approach towards shareholders. The main fundamental factors considered when analyzing companies in this bottom-up analysis are: earnings growth, cash flow growth, profitability, debt and interest coverage, and valuation.

To determine how to allocate its portion of the Fund's assets geographically, Baillie Gifford constantly evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, growth potential of economies and securities markets, technological developments, and political and social conditions.

The Fund may also invest in convertible securities.

INVESTMENT ADVISER
The Fund will use a multimanager approach. Each adviser will independently manage a separate portion of the Fund's assets, subject to the supervision and oversight of the trustees and officers of the Fund.

Baillie Gifford Overseas Ltd, 1 Rutland Court, Edinburgh EH3 8EY, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd is wholly owned by the Scottish investment company Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for U.K. institutional clients.

The Fund will pay Baillie Gifford quarterly. The quarterly fee will be based on certain annual percentage rates applied to the average net assets managed by the adviser over the period. In addition, the quarterly fee paid to the adviser will be increased or decreased based on the adviser's performance in comparison to a benchmark index. For these purposes, the cumulative total return of the adviser's portion of the Fund over a trailing 36-month period will be compared with the cumulative total return of the Morgan Stanley Capital International Europe, Australasia, Far East Index over the same period. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

MANAGER
The individual primarily responsible for overseeing Baillie Gifford's portion of the Fund's investments is:

JAMES K. ANDERSON, Head of the Continental European Equity Department and Partner of Baillie Gifford & Co. He has managed assets with Baillie Gifford since 1985, and began managing the Fund in 2003. Education: B.A., University College Oxford; Diploma, Bologna Center of Johns Hopkins University; M.A., Carleton University.

FEES AND EXPENSES
The Total Annual Fund Operating Expenses (0.67% for Investor Shares and 0.54% for Admiral Shares) are not expected to change materially as a result of the change to a multimanager approach.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. UNDERGOES RESTRUCTURING
As a result of an internal corporate restructuring, Schroder Investment Management North America Inc. ("Schroder Inc.") is entering into a sub-advisory agreement with Schroder Investment Management North America Limited ("Schroder Limited") and the Fund pursuant to which Schroder Limited will serve as the sub-adviser for the Schroder Inc. portion of the Fund, commencing on or about April 1, 2003. Schroder Inc. will pay 25% of its advisory fee to Schroder

Limited for providing sub-advisory services. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.

The restructuring and new sub-advisory agreement will not change the composition of the portfolio management team that currently manages the Fund through Schroder Inc. In addition, the fees the Fund pays for advisory services provided by Schroder Inc. will not change.



(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS81 022003

                                     [SHIP]
                            [THE VANGUARD GROUP LOGO]

                      VANGUARD(R) INTERNATIONAL GROWTH FUND
 SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 18, 2002


VANGUARD INTERNATIONAL GROWTH FUND TAKES ON A SECOND INVESTMENT ADVISER Effective February 6, 2003, Baillie Gifford Overseas Ltd (Baillie Gifford), a wholly-owned subsidiary of Baillie Gifford & Co., will begin managing a portion of Vanguard International Growth Fund's assets, bringing the Fund's number of advisers to two. Baillie Gifford and the Fund's continuing investment adviser, Schroder Investment Management North America Inc., each will independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees will decide the proportion of Fund assets to be managed by each adviser and may change these proportions at any time.

BAILLIE GIFFORD OVERSEAS LTD
The Fund entered into an investment advisory agreement with Baillie Gifford to manage the investment and reinvestment of a portion of the Fund's assets (the BG Portfolio) and continuously review, supervise, and administer the Fund's investment program with respect to these assets. Baillie Gifford will invest or reinvest the assets of the BG Portfolio only in foreign (non U.S.) securities. Baillie Gifford discharges its responsibilities subject to the supervision and oversight of the trustees and officers of the Fund.

The Fund pays Baillie Gifford at the end of each fiscal quarter an amount (the Adjusted Fee) equal to a base fee (Base Fee) plus a performance-based adjustment to the Base Fee (the Performance Adjustment).

The Base Fee for each fiscal quarter of the Fund is calculated by applying the following Annual Percentage Rate Schedule to the average month-end net assets of the BG Portfolio during such fiscal quarter, and dividing the result by 4.

================================================================================
                       ANNUAL PERCENTAGE RATE SCHEDULE
--------------------------------------------------------------------------------
            AVERAGE MONTH-END                     ANNUAL PERCENTAGE RATE
                NET ASSETS
--------------------------------------------------------------------------------
        On the first $1.5 billion                         0.150%
         On the next $2.0 billion                         0.125%
       On assets over $3.5 billion                        0.100%
================================================================================

The Performance Adjustment for each fiscal quarter of the Fund shall be calculated by multiplying the appropriate Adjustment Percentage (shown in the following table) to the Annual Percentage Rate Schedule applied to the average of the month-end net assets of the Fund over the previous 36 months, and dividing the result by four. The Adjustment Percentage for each fiscal quarter of the Fund shall be determined by applying the following Performance Adjustment Schedule to the cumulative performance of the BG Portfolio relative to the Morgan Stanley Capital International Europe, Australasian, Far East Index (the Index) over the rolling 36-month period applicable to such fiscal quarter.


================================================================================
                         PERFORMANCE ADJUSTMENT SCHEDULE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  CUMULATIVE PERFORMANCE OF BG PORTFOLIO
                   VS.                                 ADJUSTMENT PERCENTAGE
   INDEX OVER RELEVANT 36-MONTH PERIOD
--------------------------------------------------------------------------------
         Less than -9%                                           -50%
--------------------------------------------------------------------------------
  From -9% up to and including 0%                Linear decrease from -50% to 0%
--------------------------------------------------------------------------------
Greater than 0% and up to and including +9%      Linear increase from 0% to +50%
--------------------------------------------------------------------------------
         More than +9%                                           +50%
================================================================================


                                                                     (continued)

I. The following example serves as a guide for the calculation of the Adjusted Fee.

Assume the Adjusted Fee for the fiscal quarter ending February 28, 2006 is being calculated, the transition rules are not in effect, and the month-end net assets of the BG Portfolio over the rolling 36-month period applicable to such fiscal quarter are as follows:


=========================================================================================================================
                                AVERAGE MONTH-END NET ASSETS OF BG PORTFOLIO ($ MILLION)
-------------------------------------------------------------------------------------------------------------------------
            JAN      FEB       MAR     APRIL     MAY      JUNE     JULY      AUG       SEP      OCT      NOV       DEC
-------------------------------------------------------------------------------------------------------------------------
2003                         $1,001   $1,002   $1,003    $1,004   $1,005   $1,006    $1,007   $1,008   $1,009    $1,010
-------------------------------------------------------------------------------------------------------------------------
2004      $1,011   $1,012    $1,013   $1,014   $1,015    $1,016   $1,017   $1,018    $1,019   $1,020   $1,021    $1,022
-------------------------------------------------------------------------------------------------------------------------
2005      $1,023   $1,024    $1,025   $1,026   $1,027    $1,028   $1,029   $1,030    $1,031   $1,032   $1,033    $1,034
-------------------------------------------------------------------------------------------------------------------------
2006      $1,035   $1,036
=========================================================================================================================


Also, assume the cumulative performance of the BG Portfolio over the rolling 36-month period applicable to such fiscal quarter is +24.5%, and the cumulative performance of the Index over such period is +20.0%. The Adjusted Fee payable by the Fund to the adviser for the fiscal quarter ending February 28, 2006 would be $483,609.38 and is calculated as follows:

a. BASE FEE OF $388,125.00, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the BG Portfolio over the fiscal quarter ending February 28, 2006 ($1,035,000,000), when applied to the Annual Percentage Rate Schedule, corresponds to Average Month-End Net Assets of $1.5 billion or less, and an Annual Percentage Rate of 0.150%. Therefore, the Base Fee is equal to:

     Base Fee = (a X b) /4, where;

     a = Average month-end net assets over the fiscal quarter ending February 28, 2006, calculated as follows:

     ($1,034,000,000 + $1,035,000,000+ $1,036,000,000) / 3 = $1,035,000,000

     b = Annual Percentage Rate applied to average month end net assets, ( = 0.150%)

     Base Fee = ($1,035,000,000 X 0.150%) / 4 = $388,125.00

b. PERFORMANCE ADJUSTMENT OF +$95,484.38, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the BG Portfolio over the rolling 36-month period applicable to the fiscal quarter ending February 28, 2006 is $1,018,500,000. The excess return of the BG Portfolio (+24.5%) over the Index (+20.0%) over such period is +4.5%. An excess return of +4.5%, when applied to the Performance Adjustment Schedule, corresponds to a relative performance of greater than 0% and up to and including +9%, which corresponds to an Adjustment Percentage of +25%, calculated as follows:

     Adjustment Percentage = ([c / d]) X e, where;

     c = Excess return over the performance period, ( = +4.5%)

     d = Maximum excess return for appropriate performance range, ( = +9.0%)

     e = Maximum  Adjustment  Percentage for appropriate  performance  range, (=
     +50%)

     Adjustment Percentage = ([4.5%/9.0%]) X 50% = +25%

     Therefore, the Performance Adjustment = ([f X g] X h) / 4, where;

     f = Adjustment Percentage, ( = +25%)

     g = Annual Percentage Rate applied to average month end net assets, ( = 0.150%)

     h = Average month-end net assets for the 36-months ended February 28, 2006, ( = $1,018,500,000)

     Performance   Adjustment  =  ([25%  X  0.150%]  X  $1,018,500,000)  /  4  =
     +$95,484.38

                                                                     (continued)

c.   AN ADJUSTED FEE OF $483,609.38, WHICH IS CALCULATED AS FOLLOWS:

     Adjusted Fee = i + j, where;

     i = Base Fee, ( = $388,125.00)

     j = Performance Adjustment, ( = $95,484.38)

     Adjusted Fee = $388,125.00 + $95,484.38 = $483,609.38

d. CERTAIN CONVENTIONS. In practice, calculations will be extended to the eighth decimal point. Performance differences between the BG Portfolio and the Index are treated in a symmetric manner, such as in the example.

Notwithstanding any other provision of the agreement, the adviser shall receive no compensation with respect to any period of time that begins prior to February 6, 2003. Accordingly, the first Adjusted Fee payable under the agreement shall be prorated as necessary to account for the actual duration of time during the first fiscal quarter of the Fund for the 2003 calendar year that the agreement was effective, and all subsequent calculations of the Adjusted Fee payable under the agreement shall be appropriately adjusted to ensure that the adviser receives no compensation with respect to any period of time that begins prior to February 6, 2003.

II. The Performance Adjustment will not be fully incorporated into the determination of the Adjusted Fee until the fiscal quarter ended February 28, 2006. Until that date, the following transition rules will apply:

     a. FEBRUARY 6, 2003 THROUGH NOVEMBER 30, 2003. The Adjusted Fee will be deemed to equal the Base Fee. No Performance Adjustment will apply to the calculation of the Adjusted Fee during this period.

     b. DECEMBER 1, 2003 THROUGH FEBRUARY 28, 2006. Beginning December 1, 2003, the Performance Adjustment will take effect on a progressive basis with regard to the number of months elapsed between February 28, 2003, and the end of the quarter for which the Adjusted Fee is being computed. During this period, the Base Fee for purposes of calculating the Performance Adjustment will be computed using the average month-end net assets of the BG Portfolio, as determined for a period commencing February 28, 2003, and the ending as of the end of the applicable fiscal quarter of the Fund. During this period, the Performance Adjustment will be calculated using the cumulative performance of the BG Portfolio and the Index for a period commencing March 1, 2003 and ending as of the end of the applicable fiscal quarter of the Fund. For these purposes, the endpoints and the size of the range over which a positive or negative adjustment percentage applies and the corresponding maximum adjusted percentage will be multiplied by a time-elapsed fraction. The fraction will equal the number of months elapsed since February 28, 2003, divided by 36.

     c. ON AND AFTER FEBRUARY 28, 2006. The Adjusted Fee will be equal to the Base Fee plus the Performance Adjustment.

III. The following example serves as a guide for the calculation of the Adjusted Fee during the transition period.

Assume that the adviser's compensation is being calculated for the fiscal quarter ended August 31, 2004 and the month-end net assets of the BG Portfolio over the 18-month period applicable to such fiscal quarter are as follows:

=========================================================================================================================
                                 MONTH-END NET ASSETS OF BG PORTFOLIO ($ MILLION)
-------------------------------------------------------------------------------------------------------------------------
            JAN      FEB       MAR     APRIL     MAY      JUNE     JULY      AUG       SEP      OCT      NOV       DEC
-------------------------------------------------------------------------------------------------------------------------
2003                         $1,001   $1,002   $1,003    $1,004   $1,005   $1,006    $1,007   $1,008   $1,009    $1,010
-------------------------------------------------------------------------------------------------------------------------
2004      $1,011   $1,012    $1,013   $1,014   $1,015    $1,016   $1,017   $1,018
=========================================================================================================================

Also, assume the cumulative performance of the BG Portfolio over the 18-month period applicable to the August 31, 2004 fiscal quarter is +11.8%, and the cumulative performance of the Index over such period is +10.0%. Thus, the excess return of the BG Portfolio over the applicable period is +1.80%. The Adjusted Fee payable by the Fund to the adviser for the fiscal quarter ending February 28, 2006 would be $419,231.25 and is calculated as follows:

     a. BASE FEE OF $381,375.00, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the BG Portfolio over the fiscal quarter ending August 31, 2004 ($1,017,000,000), when applied to the Annual Percentage Rate Schedule, corresponds to Average Month-End Net Assets of $1.5 billion or less, and an Annual Percentage Rate of 0.150%. Therefore, the Base Fee is equal to:

          Base Fee = (a X b) / 4, where;


                                                                     (continued)


          a = Average  month-end  net  assets  over the  fiscal  quarter  ending
          February  28,  2006,   calculated   as  follows:   ($1,016,000,000   +
          $1,017,000,000 + $1,018,000,000) / 3 = $1,017,000,000

          b = Annual Percentage Rate applied to average month end net assets, ( = 0.150%)

          Base Fee = ($1,017,000,000 X 0.150%) / 4 = $381,375.00

     b. PERFORMANCE ADJUSTMENT OF +$37,856.25, WHICH IS CALCULATED AS FOLLOWS. The average month-end net assets of the BG portfolio over the performance period (February 28, 2003 to August 31, 2004) are $1,009,500,000). The excess return of the BG portfolio (+11.8%) over the Index (+10.0%) over such period is +1.80%. An excess return of +1.80%, when applied to the Performance Adjustment Schedule, corresponds to a relative performance of Greater than 0% and up to and including +9%, which corresponds to an Adjustment Percentage of +10%, calculated as follows:

          Adjustment Percentage = ([c / d] X i), where;

          c = Percentage amount by which the performance of the Fund has exceeded the Index, ( = +1.80%)

          d = Size of the adjusted range over which the linear adjustment applies, determined as follows:

          adjusted range = [(e/f) X g] to [(e/f) X h] = d

          e = Number of months elapsed from February 28, 2003 to August 31, 2004 (= 18)

          f = Number of months in full rolling performance period (= 36)

          g = Minimum excess return for appropriate performance range (= 0.0%)

          h = Maximum excess return for appropriate performance range (= +9.0%)

          d = [(18/36) X 0.0%] to [(18/36) X +9.0%] = (0.0% to +4.5%),

          Therefore, the size of adjustment range = (+4.5% - 0.0%) = +4.5% = d

          i = The Maximum Adjustment Percentage for the transition period, which is determined as follows:

          Maximum Adjustment Percentage = [(e / f) X j] = i

          e = Number of months elapsed from February 28, 2003 to August 31, 2004 (= 18)

          f = Number of months in full rolling performance period (= 36)

          j = Maximum Adjustment Percentage for the appropriate performance range (= +50%)

          Maximum Adjustment Percentage for transition period = [(18/36) X 50%) = +25% = i

          Adjustment Percentage = ([c / d] X i) = ([1.8%/4.5%] X 25%) = +10.0%

          Therefore, the Performance Adjustment is equal to ([k X l] X m) / 4, where;

          k = Adjustment Percentage, ( = +10%)

          l = Annual Percentage Rate applied to average month-end net assets, ( = 0.150%)

          m = Average month-end net assets for the transition period ended August 31, 2004, ( = $1,009,500,000)

          Performance  Adjustment  = ([10% X  0.150%]  X  $1,009,500,000)  / 4 =
          +$37,856.25

                                                                     (continued)

     c.   AN ADJUSTED FEE OF $419,231.25, WHICH IS CALCULATED AS FOLLOWS:

          n + p = Adjusted Fee, where;

          n = Base Fee, ( = $381,375.00)

          p = Performance Adjustment, ( = $37,856.25)

          Adjusted Fee = $381,375.00 + $37,856.25 = $419,231.25

          d. Certain Conventions. In practice, calculations will be extended to the eighth decimal point. Performance differences between the BG Portfolio and the Index are treated in a symmetric manner, such as in the example.

IV.  The  following   special  rules  will  also  apply  to  Baillie   Gifford's
     compensation:

     a. BG PORTFOLIO UNIT VALUE. The BG Portfolio unit value shall be determined by dividing the total net assets of the BG Portfolio by a given number of units. The number of units in the BG Portfolio shall be equal to the total shares outstanding of the Fund on the effective date of the agreement; provided, however, that as assets are added to or withdrawn from the BG Portfolio, the number of units of the BG Portfolio shall be adjusted based on the unit value of the BG Portfolio on the day such changes are executed.

     b.   BG  PORTFOLIO  PERFORMANCE.  The  investment  performance  of  the  BG
          Portfolio for any period, expressed as a percentage of the BG Portfolio unit value at the beginning of the period, will be the sum of: (i) the change in the BG Portfolio unit value during such period;
          (ii) the unit value of the Fund's cash distributions from the BG Portfolio's net investment income and realized net capital gains (whether short or long term) having an ex-dividend date occurring within the period; and (iii) the unit value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period by the BG Portfolio, expressed as a percentage of the BG Portfolio unit value at the beginning of such period. For this purpose, the value of distributions of realized capital gains per unit of the BG Portfolio, of dividends per unit of the BG Portfolio paid from investment income, and of capital gains taxes per unit of the BG Portfolio paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in units of the BG Portfolio at the unit value in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends, and taxes. For purposes of calculating investment performance, the BG Portfolio unit value will be determined net of all fees and expenses of the Fund attributable to the BG Portfolio. Thus, the performance of the BG Portfolio will be net of all fees and expenses of the Fund attributable to the BG Portfolio when compared to the Index.

     c. INDEX PERFORMANCE. The investment record of the Index for any period, expressed as a percentage of the Index level at the beginning of such period, will be the sum of (i) the change in the level of the Index during such period, and (ii) the value, computed consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities make up the Index. For this purpose, cash distributions on the securities that make up the Index will be treated as reinvested in the Index, at least as frequently as the end of each calendar quarter following the payment of the dividend. The calculation will be gross of applicable costs and expenses, and consistent with the methodology used by Morgan Stanley Capital International Inc.

     d. PERFORMANCE COMPUTATIONS. The foregoing notwithstanding, any computation of the investment performance of the BG Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the U.S. Securities and Exchange Commission.

DESCRIPTION OF BAILLIE GIFFORD OVERSEAS, LTD
Baillie Gifford Overseas Ltd, 1 Rutland Court, Edinburgh, EH38EY, Scotland, is an investment advisory firm founded in 1983. Baillie Gifford Overseas Ltd is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for U.K. institutional clients.


SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
The investment advisory agreement between the Fund and Schroder Investment Management North America Inc. (Schroder) has been amended and restated to implement the multimanager approach under which each of the Fund's two advisers manages the investment and reinvestment of only a portion of the Fund's assets. Accordingly, the advisory fees paid by the Fund to Schroder Inc. will be based only on Schroder Inc.'s portion of the Fund's assets.


                                                                     (continued)



SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. UNDERGOES RESTRUCTURING
As a result of an internal corporate restructuring, Schroder Investment Management North America Inc. (Schroder Inc.) is entering into a sub-advisory agreement with Schroder Investment Management North America Limited (Schroder Limited) pursuant to which Schroder Limited will serve as the sub-adviser for the Schroder Inc. portion of the Fund.

Under the sub-advisory agreement, Schroder Limited has primary responsibility for choosing investments for the Fund. Schroder Inc. will pay Schroder Limited advisory fees equal to 25% of the advisory fee actually paid to Schroder Inc. under its investment advisory agreement with the Fund. The sub-advisory arrangement is effective on or about April 1, 2003.

The restructuring and new sub-advisory agreement will not change the composition of the portfolio management team that currently manages the Fund through Schroder Inc.. In addition, the fees the Fund pays for advisory services provided by Schroder Inc. will not change.


(C)2003 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         BS81 022003